UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 7, 2016

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

503 North Main Street, Suite 740

Pueblo, Colorado 81003

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 800-935-8420

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On December 7, 2016, management of GrowGeneration, Corp. (the “Company”) gave a presentation related to the business and performance of the Company at LD Micro 9th Annual Micro-Cap Conference at the Luxe Sunset Bel Air in Los Angeles.

Copies of the presentation slides presented at the conference are attached hereto as Exhibit 99.1. The information contained herein and the exhibit attached hereto shall be deemed furnished and not filed. The information contained in the presentation slides has been provided for information purposes only and should not be construed as an offer to sell or a solicitation of an offer to purchase any of the Company’s securities.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Presentation Slides, dated December 7, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 7, 2016	GrowGeneration Corp.

	By:	/s/ Darren Lampert
		Name:	Darren Lampert
		Title:	Chief Executive Officer

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